                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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
                           THE VALUE LINE FUND, INC.
                        THE VALUE LINE INCOME FUND, INC.
                  THE VALUE LINE SPECIAL SITUATIONS FUND, INC.
                  VALUE LINE LEVERAGED GROWTH INVESTORS, INC.
                         THE VALUE LINE CASH FUND, INC.
                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.
                        VALUE LINE CENTURION FUND, INC.
                      THE VALUE LINE TAX EXEMPT FUND, INC.
                       VALUE LINE CONVERTIBLE FUND, INC.
                       VALUE LINE AGGRESSIVE INCOME TRUST
                      VALUE LINE NEW YORK TAX EXEMPT TRUST
                  VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

                             220 EAST 42ND STREET,
                            NEW YORK, NY 10017-5891

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 30, 1997
                            ------------------------

    Notice is hereby given that a Special Meeting of Shareholders of each of the investment companies set forth above (each, a "Fund" and collectively, the "Funds") will be held jointly at The Williams Club, 24 East 39th Street, New York, NY 10016, on October 30, 1997, at 10:00 a.m., for the following purposes:

    1. To elect directors or trustees of each Fund to serve until their successors are duly elected and qualified.

    2. To ratify the selection of Price Waterhouse LLP as independent accountants for each Fund for its current fiscal year.

    3. To transact such other business which may properly come before the meeting or any adjournment thereof.

    The close of business on August 27, 1997, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment(s) thereof.

    PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED. NO POSTAGE IS REQUIRED IF THE PROXY IS MAILED IN THE UNITED STATES.

    This is a Joint Notice and Proxy Statement for the above-named Funds. The shares you own in a particular Fund may only be voted with respect to that Fund. If you own shares in more than one of the Funds listed, please vote with respect to each Fund.

                                          By Order of the Boards of Directors

                                          David T. Henigson,
                                          Secretary

September 2, 1997

                           THE VALUE LINE FUND, INC.
                        THE VALUE LINE INCOME FUND, INC.
                  THE VALUE LINE SPECIAL SITUATIONS FUND, INC.
                  VALUE LINE LEVERAGED GROWTH INVESTORS, INC.
                         THE VALUE LINE CASH FUND, INC.
                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.
                        VALUE LINE CENTURION FUND, INC.
                      THE VALUE LINE TAX EXEMPT FUND, INC.
                       VALUE LINE CONVERTIBLE FUND, INC.
                       VALUE LINE AGGRESSIVE INCOME TRUST
                      VALUE LINE NEW YORK TAX EXEMPT TRUST
                  VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST
                              220 EAST 42ND STREET
                            NEW YORK, NY 10017-5891

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                                  INTRODUCTION

This document is a joint proxy statement with respect to each of the above-listed investment companies (each a "Fund" and collectively the "Funds") in connection with the solicitation of proxies by the Board of Directors or Trustees of each Fund to be used at the Funds' joint Special Meeting of Shareholders ("Meeting") or any adjournment(s) thereof. The Meeting will be held on October 30, 1997, 10:00 a.m. local time, at The Williams Club, 24 East 39th Street, New York, NY 10016, for the purposes set forth in the attached Notice of Meeting. This Proxy Statement is being first mailed to shareholders on or about September 2, 1997.

    The individuals named as proxies (or their substitutes) in the enclosed proxy card (or cards if you own shares of more than one Fund or have multiple accounts) will vote in accordance with your directions as indicated thereon if your proxy is received properly executed. You may direct the proxy holders to vote your Fund shares by checking the appropriate box "For" or "Against," or instruct them not to vote those shares by checking the "Abstain" box. Alternatively, you may simply sign, date and return your proxy card(s) with no specific instructions. If you properly execute your proxy and give no voting instructions with respect to a Proposal, your shares will be voted "For" the Proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting. Approval of proposals Nos. 1 and 2 requires an affirmative vote of a majority of the shares represented at the meeting.

    For each Fund, other than those named in the next sentence, a majority of the shares outstanding on the record date, August 27, 1997 ("Record Date"), represented in person or by proxy, of a Fund must be present for the transaction of business at that Fund's Meeting. For The Value Line Tax Exempt Fund, Inc., Value Line Convertible Fund, Inc., Value Line Aggressive Income Trust and Value Line New York Tax Exempt Trust, one-third of the shares outstanding on the Record Date, represented in person or by proxy, of that Fund, must be present for the transaction of business at that Fund's meeting. In the event that a quorum is not present or if a quorum is present at the Meeting but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "For" such Proposal in favor of an adjournment and will vote those proxies required to be voted "Against" such Proposal against such adjournment. A shareholder vote may be taken on any one of the Proposals described in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any Proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

    You may revoke your proxy with respect to a Fund: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Fund at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of your proxy.

    Information as to the number of outstanding shares of each Fund as of the Record Date is set forth in Exhibit A. Each full share is entitled to one vote; fractional shares are entitled to a proportionate fractional vote. A listing of the owners of more than 5% of the shares of any Fund as of August 15, 1997, is set forth in Exhibit B.

    Copies of each Fund's most recent annual and semiannual reports have been sent to shareholders of that Fund on or before the mailing of this Proxy Statement. Shareholders of any Fund may obtain, free of charge, copies of that Fund's annual and semiannual reports by writing to the Fund, at 220 East 42nd Street, New York, NY 10017-5891 or calling (800) 223-0818.

    The cost of preparing, assembling and mailing the proxy material will be borne by the Funds, allocated on the basis of the number of shareholder accounts of each Fund. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited personally by officers of the Fund and by employees of the Adviser (for which solicitation, no compensation will be paid) or by telephone. The Fund will, upon request, reimburse nominees and other fiduciaries for their reasonable expenses in sending proxies and accompanying material to their principals.

                         ELECTION OF DIRECTORS/TRUSTEES
                                (PROPOSAL NO. 1)

    The persons set forth below have been nominated for election as Directors/Trustees of each Fund and each has consented to his or her nomination and agreed to serve if elected. Each nominee (except David H. Porter) is currently a Director or Trustee of each Fund. The Directors/Trustees hold office for an indefinite term since the Fund does not have regularly scheduled shareholder meetings. If any nominee shall become unavailable for reasons presently unknown, the proxy will be voted for a substitute nominee or nominees designated by management and for the remaining nominees so listed. The names of each Fund's Directors/Trustees, nominees and executive officers, their respective offices and principal occupations during the last five years are set forth below. A table indicating each Director's/Trustee's and nominee's ownership of Fund shares is attached hereto as Exhibit C.

DIRECTORS/TRUSTEES AND NOMINEES

    Jean Bernhard Buttner* (age 62)--Director or Trustee of each Fund since 1983 or its inception, whichever is later. Chairman of the Board and President of each Fund; Chairman, President and Chief Executive Officer of Value Line, Inc. (the "Adviser") and Value Line Publishing, Inc.; Chairman of Value Line Securities, Inc. (the "Distributor")

    John W. Chandler (age 73)--Director or Trustee of each Fund since 1991 or its inception, whichever is later. Consultant, Academic Search Consultation Service, Inc.; Trustee Emeritus and Chairman (1993-1994) of Duke University; President Emeritus, Williams College

    Leo R. Futia* (age 78)--Director or Trustee of each Fund since 1983 or its inception, whichever is later. Retired Chairman and Chief Executive Officer of The Guardian Life Insurance Company of America and Director since 1970. Director (Trustee) of The Guardian Insurance & Annuity Company, Inc., Guardian Investor Services Corporation and the Guardian--sponsored mutual funds

    David H. Porter (age 61)--President of Skidmore College; Director of Adirondack Trust Company

    Paul Craig Roberts (age 58)--Director or Trustee of each Fund since 1983 or its inception, whichever is later. Distinguished Fellow, Cato Institute since 1993; formerly, William E. Simon Professor of Political Economy, Center for Strategic and International Studies; Director, A. Schulman Inc. (plastics)

    Nancy-Beth Sheerr (age 48)--Director or Trustee of each Fund since 1996. Chairman, Radcliffe College Board of Trustees
------------------------
* Mrs. Buttner and Mr. Futia are "interested persons" as defined in the Investment Company Act of 1940.

EXECUTIVE OFFICERS OF THE FUNDS

    The executive officers of each Fund are set forth below.

    Jean Bernhard Buttner (age 62)--Chairman of the Board and President of each Fund

    David T. Henigson (age 40)--Vice President, Secretary and Treasurer of each Fund; Director, Vice President and Compliance Officer of the Adviser; Director and Vice President of the Distributor

    Michael J. Romanowski (age 46)--Vice President, The Value Line Fund, Inc.; The Value Line Income Fund, Inc.; Value Line Centurion Fund, Inc.; Portfolio Manager with the Adviser since 1995; Vice President and Securities Analyst with Conning & Co. (broker/dealer), 1992-1995

    Stephen Grant (age 43)--Vice President, The Value Line Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; Value Line Strategic Asset Management Trust; Portfolio Manager with the Adviser

    Nancy Bendig (age 41)--Vice President, The Value Line Income Fund, Inc.; Portfolio Manager with the Adviser since 1993; Securities Analyst with the Adviser, 1993-1994; Consultant, 1991-1993

    Philip J. Orlando, CFA (age 38)--Vice President, The Value Line Special Situations Fund, Inc.; Value Line Centurion Fund, Inc.; Chief Investment Officer with the Adviser's Asset Management Division since 1995; Senior Vice President, First Capital Advisers, Inc. 1993-1995; Vice President, Unity Management, Inc. 1989-1993

    Alan N. Hoffman, CFA (age 43)--Vice President, Value Line Leveraged Growth Investors, Inc.; Portfolio Manager with the Adviser

    Nathan N.J. Grant (age 27)--Vice President, The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Portfolio Manager with the Adviser since 1996; Trader, Fixed Income Securities, Blaylock & Partners, 1994-1996; Trader, Donaldson, Lufkin & Jenrette, 1992-1994

    Charles Heebner (age 61)--Vice President, The Value Line Cash Fund, Inc.; Value Line New York Tax Exempt Trust; The Value Line Tax Exempt Fund, Inc.; Portfolio Manager with the Adviser

    Raymond S. Cowen (age 75)--Vice President, Value Line New York Tax Exempt Trust; The Value Line Tax Exempt Fund; Assistant Research Director with the Adviser

    Christopher W. Bischof (age 45)--Vice President, Value Line Strategic Asset Management Trust; Value Line Aggressive Income Trust; Value Line Convertible Fund; Portfolio Manager with the Adviser since 1995; Securities Analyst with the Adviser, 1989-1995

    Bruce Alston (age 51)--Vice President, Value Line U.S. Government Securities Fund, Inc.; Portfolio Manager with the Adviser since 1997; Portfolio Manager with Dreyfus Management, Inc., 1994-1996, and Prudential Capital Markets Group, 1981-1994

    The Board of Directors/Trustees of each Fund met four times during that Fund's most recent fiscal year. Except for Ms. Sheerr, who was elected to each Fund's Board of Directors/Trustees in September 1996, each Director or Trustee attended at least 75% of the meetings of the Board and the Audit Committee of each Fund during each such Fund's most recent fiscal year.

    Each Fund has an Audit Committee composed of all the Directors or Trustees. The duties of this Committee include meeting twice each year with the Funds' independent public accountants both to review the range of their activities and to discuss the Funds' system of internal accounting controls. The Funds do not have a nominating or compensation committee.

    Each of the Directors/Trustees, other than Mrs. Buttner, receives from the Value Line Funds an aggregate annual fee of $21,490 per year plus $3,000 for each meeting of the Board attended, $1,200 for each meeting of the Audit Committee attended plus reimbursement of expenses of attending meetings. The fees and reimbursed expenses paid to the Directors/Trustees are divided equally among the 12 Value Line Funds listed in this Proxy Statement.

    The following table sets forth information relating to the compensation paid to Directors or Trustees during each Fund's last fiscal year:

                              COMPENSATION TABLES

                       FISCAL YEAR ENDED DECEMBER 31, 1996(1)
                     FISCAL YEAR ENDED JANUARY 31, 1997(2)
                     FISCAL YEAR ENDED FEBRUARY 28, 1997(3)

                                                                                                                   TOTAL
                                                                               PENSION OR         ESTIMATED    COMPENSATION
                                                                               RETIREMENT          ANNUAL        FROM FUND
                                                              AGGREGATE         BENEFITS          BENEFITS       AND FUND
                                                            COMPENSATION     ACCRUED AS PART        UPON          COMPLEX
NAME OF PERSON                                                FROM FUND     OF FUND EXPENSES     RETIREMENT     (12 FUNDS)
----------------------------------------------------------  -------------  -------------------  -------------  -------------
Jean B. Buttner...........................................    $       0            N/A               N/A        $         0
John W. Chandler..........................................        2,991            N/A               N/A             35,890
Leo R. Futia..............................................        2,741            N/A               N/A             32,890
Charles E. Reed...........................................        2,991            N/A               N/A             35,890
Paul Craig Roberts........................................        2,991            N/A               N/A             35,890
Nancy-Beth Sheerr.........................................          692            N/A               N/A              8,305

------------------------
(1) The Value Line Fund, Inc., The Value Line Income Fund, Inc., The Value Line Special Situations Fund, Inc., Value Line Leveraged Growth Investors, Inc., The Value Line Cash Fund, Inc., Value Line Centurion Fund, Value Line Strategic Asset Management Trust

(2) Value Line Aggressive Income Trust

(3) Value Line New York Tax Exempt Trust
    The Value Line Tax Exempt Fund, Inc.

                      FISCAL YEAR ENDED AUGUST 31, 1996(4)

                                                                                                                   TOTAL
                                                                               PENSION OR         ESTIMATED    COMPENSATION
                                                                               RETIREMENT          ANNUAL        FROM FUND
                                                              AGGREGATE         BENEFITS          BENEFITS       AND FUND
                                                            COMPENSATION     ACCRUED AS PART        UPON          COMPLEX
NAME OF PERSON                                                FROM FUND     OF FUND EXPENSES     RETIREMENT     (13 FUNDS)
----------------------------------------------------------  -------------  -------------------  -------------  -------------
Jean B. Buttner...........................................    $       0            N/A               N/A        $         0
John W. Chandler..........................................        2,907            N/A               N/A             35,620
Leo R. Futia..............................................        2,657            N/A               N/A             32,620
Charles E. Reed...........................................        2,907            N/A               N/A             35,620
Paul Craig Roberts........................................        2,907            N/A               N/A             35,620

------------------------
(4) Value Line U.S. Government Securities Fund, Inc.

                      FISCAL YEAR ENDED APRIL 30, 1997(5)

                                                                                                                   TOTAL
                                                                               PENSION OR         ESTIMATED    COMPENSATION
                                                                               RETIREMENT          ANNUAL        FROM FUND
                                                              AGGREGATE         BENEFITS          BENEFITS       AND FUND
                                                            COMPENSATION     ACCRUED AS PART        UPON          COMPLEX
NAME OF PERSON                                                FROM FUND     OF FUND EXPENSES     RETIREMENT     (12 FUNDS)
----------------------------------------------------------  -------------  -------------------  -------------  -------------
Jean B. Buttner...........................................    $       0            N/A               N/A        $         0
John W. Chandler..........................................        3,016            N/A               N/A             36,195
Leo R. Futia..............................................        2,766            N/A               N/A             33,195
Charles E. Reed...........................................        3,016            N/A               N/A             36,195
Paul Craig Roberts........................................        3,016            N/A               N/A             36,195
Nancy-Beth Sheerr.........................................        1,484            N/A               N/A             17,810

------------------------
(5) Value Line Convertible Fund, Inc.

                          RATIFICATION OR REJECTION OF
                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

    Subject to ratification by the stockholders at the Special Meeting, the Boards of Directors/ Trustees (including a majority of those persons who are not interested persons) approved the selection of Price Waterhouse LLP as independent accounts for each Fund for its current fiscal year. Price Waterhouse LLP has served as each Fund's independent accountants since 1984 or since such Fund's inception, whichever is later. A representative of Price Waterhouse LLP is not expected to be present at the Special Meeting.

                                 OTHER MATTERS

    Management knows of no matters to be presented at the Meeting other than as set forth above. If any other matters should come before the meeting, it is understood that the persons named in the proxy intend to vote said proxy in accordance with their best judgment.

                             ADDITIONAL INFORMATION

    Value Line, Inc., 220 East 42nd Street, New York, NY 10017-5891, is the investment adviser to each of the Funds and to the other Value Line Mutual Funds. Value Line Securities, Inc., 220 East 42nd Street, New York, NY 10017-5891, a subsidiary of the Adviser, acts as principal underwriter and distributor of each Fund for the sale and distribution of its shares.

                          NEXT MEETING OF SHAREHOLDERS

    The Funds are not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the Investment Company Act of 1940. The next meeting of the shareholders of any of the Funds will be held at such time as the Board of Directors or Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Fund at its office a reasonable time prior to the meeting, as determined by the Board of Directors, to be included in the Fund's proxy statement and form of proxy relating to such meeting, and must satisfy all other legal requirements.

                                   EXHIBIT A

                   NUMBER OF OUTSTANDING SHARES OF EACH FUND

                                                                                                SHARES OUTSTANDING
                                                                                                      AS OF
FUND                                                                                               RECORD DATE
----------------------------------------------------------------------------------------------  ------------------
The Value Line Fund, Inc......................................................................         16,877,257
The Value Line Income Fund, Inc...............................................................         19,191,921
The Value Line Special Situations Fund, Inc...................................................          6,912,312
Value Line Leveraged Growth Investors, Inc....................................................         11,202,634
The Value Line Cash Fund, Inc.................................................................        302,734,340
Value Line U.S. Government Securities Fund, Inc...............................................         16,759,920
Value Line Centurion Fund, Inc................................................................         28,967,360
The Value Line Tax Exempt Fund, Inc.
  Money Market Portfolio......................................................................         19,225,220
  High Yield Portfolio........................................................................         17,304,377
Value Line Convertible Fund, Inc..............................................................          5,469,369
Value Line Aggressive Income Trust............................................................         12,703,768
Value Line New York Tax Exempt Trust..........................................................          3,284,344
Value Line Strategic Asset Management Trust...................................................         55,201,203

                                   EXHIBIT B

                      BENEFICIAL OWNERSHIP OF GREATER THAN
                                  5% OF A FUND

                                                                                           NUMBER AND PERCENTAGE OF
                                                                                           SHARES BENEFICIALLY OWNED
NAME AND ADDRESS                                                 FUND                        AS OF AUGUST 15, 1997
---------------------------------------------------------------  ------------------------  -------------------------

Charles Schwab & Co., Inc. (1)                                   Convertible                          682,572 (12.1%)
 101 Montgomery St.
 San Francisco, CA 94104
Guardian Insurance & Annuity Co. (1)                             U.S. Government                     1,131,364 (6.7%)
 3900 Burgess Place
 Bethlehem, PA 18017
Guardian Insurance & Annuity Co. (1)                             Strategic                          55,434,641 (100%)
 3900 Burgess Place
 Bethlehem, PA 18017
Guardian Insurance & Annuity Co. (1)                             Centurion                          28,799,757 (100%)
 3900 Burgess Place
 Bethlehem, PA 18017
Pershing Division (1)                                            Aggressive                            890,838 (7.0%)
 Donaldson Lufkin Jenrette Sec. Corp.
 P.O.B. 2052
 Jersey City, NJ 07303
Charles Schwab & Co., Inc. (1)                                   Aggressive                         2,086,022 (16.4%)
 101 Montgomery Street
 San Francisco, CA 94104
National Financial Services Co. (1)                              Aggressive                         1,973,354 (15.6%)
 200 Liberty Street
 New York, NY 10281
Guardian Insurance & Annuity Co. (1)                             Cash                               20,718,557 (6.7%)
 3900 Burgess Place
 Bethlehem, PA 18017
Value Line, Inc.                                                 Cash                           29,311,483(2) (9.4%)
 220 East 42nd Street
 New York, NY 10017
Value Line, Inc.                                                 Special                           428,277(2) (6.5%)
 220 East 42nd Street
 New York, NY 10017
William E. Dorion                                                Tax Exempt Money                      959,956 (5.0%)
Elaine H. Dorion                                                 Market
 8363 Creedmore South Dr.
 Warrenton, Va 20187

                                                                                           NUMBER AND PERCENTAGE OF
                                                                                           SHARES BENEFICIALLY OWNED
NAME AND ADDRESS                                                 FUND                        AS OF AUGUST 15, 1997
---------------------------------------------------------------  ------------------------  -------------------------
Maechling Kao Trustee                                            Tax Exempt Money                    1,226,166 (6.3%)
 Maechling Li Kao Trust                                          Market
 5004 Orleans Ct.
 Kensington, MD 20895

------------------------

(1) Of record only.

(2) Includes shares owned by Value Line, Inc., its subsidiaries, and its parent, Arnold Bernhard & Co., Inc.

                                   EXHIBIT C

                       FUND SHARES BENEFICIALLY OWNED BY
                                EACH NOMINEE(1)

                                   NO. OF SHARES HELD AND PERCENT OF OUTSTANDING
                                                       AS OF
                                                AUGUST 15, 1997(2)
                           -------------------------------------------------------------
NAME                       FUND    INCOME    SPECIAL    LEVERAGED    CASH    GOVERNMENT
-------------------------  -----   -------   --------   ----------   -----   -----------
Jean B. Buttner(3).......  516,337(3.1%) 193,257( .0%)  533,139( .0%)   721,648( .5%) 36,820,447(11.9%)    335,352(2.0%)
John W. Chandler(4)......     96       222        122          62    1,263          118
Leo R. Futia(4)..........    288       596        309       2,385    2,614        5,231
David H. Porter..........      0         0          0           0        0            0
Paul Craig Roberts(4)....     96       222      1,986       1,097        0          118
Nancy-Beth Sheerr(4).....     43       118         61          26    1,000           90
All Directors and
 Officers as a
 Group(4)................  520,680 196,108    539,252     730,677    36,825,324    339,678

------------------------
(1) With the exception of Dr. Porter, each nominee is now a trustee or director of each Fund.

(2) Each person had sole voting and investment power of shares owned individually.

(3) Includes shares owned by Value Line, Inc. (the "Adviser") or its subsidiaries or Arnold Bernhard & Co., Inc. ("AB&Co."). AB&Co. owns approximately 81% of the outstanding shares of the Adviser's common stock. Jean B. Buttner, Chairman, President and Chief Executive Officer of the Adviser, owns all of the voting stock of AB&Co.

(4) Excluding Mrs. Buttner, the Directors and Officers individually and as a Group owned less than 1% of the outstanding shares.

                                   EXHIBIT C

                                  (CONTINUED)

                       FUND SHARES BENEFICIALLY OWNED BY
                                EACH NOMINEE(1)

                                                NO. OF SHARES HELD AND PERCENT OF OUTSTANDING
                                                                    AS OF
                                                              AUGUST 15, 1997(2)
                           ----------------------------------------------------------------------------------------
                                                     TAX EXEMPT
                                       TAX EXEMPT       MONEY                                    NEW
NAME                       CENTURION   HIGH YIELD      MARKET      CONVERTIBLE    AGGRESSIVE    YORK     STRATEGIC
-------------------------  ----------  -----------   -----------   ------------   -----------   -----   -----------
Jean B. Buttner(3).......        0        254,884( .5%)      1,336(5)     172,563( .1%)    145,694( .1%) 107,098(3.3%)          0
John W. Chandler(4)......        0            130             0            147           240        0            0
Leo R. Futia(4)..........        0          3,352             0          4,695         2,417        0            0
David H. Porter(4).......        0              0             0              0             0        0            0
Paul Craig Roberts(4)....        0            130             0              0           240        0            0
Nancy-Beth Sheerr(4).....        0             91             0             69           120        0            0
All Directors and
 Officers as a Group(4)..        0        340,933         1,336(5)     178,362       149,559    107,098          0

------------------------
(1) With the exception of Dr. Porter, each nominee is now a trustee or director of each Fund.

(2) Each person had sole voting and investment power of shares owned individually.

(3) Includes shares owned by Value Line, Inc. (the "Adviser") or its subsidiaries or Arnold Bernhard & Co., Inc. ("AB&Co."). AB&Co. owns approximately 81% of the outstanding shares of the Adviser's common stock. Jean B. Buttner, Chairman, President and Chief Executive Officer of the Adviser, owns all of the voting stock of AB&Co.

(4) Excluding Mrs. Buttner, the Directors and Officers individually and as a Group owned less than 1% of the outstanding shares.

(5)  Represents less than 1% of the outstanding.